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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 11, 2005


                         HARTFORD LIFE INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)


        CONNECTICUT                        2-46577               06-0974148
(State or other jurisdiction      (Commission File Number)     (IRS Employer
     of incorporation)                                       Identification No.)


                              200 HOPMEADOW STREET
                           SIMSBURY, CONNECTICUT 06089
                    (Address of principal executive offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (860) 547-5000

                    ----------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement on Form S-3 (File No. 333-123441) filed with the Commission on March 18, 2005, as amended by Amendment No. 1 filed with the Commission on April 12, 2005 (the "Registration Statement").

         (c)     Exhibits



    EXHIBIT
    NUMBER                                DESCRIPTION
    ------                                -----------

Exhibit 5.1     Opinion of Sidley Austin Brown & Wood LLP.

Exhibit 5.2     Opinion of Counsel of Hartford Life Insurance Company.

Exhibit 8       Opinion of Sidley Austin Brown & Wood LLP.

Consent 23.1    Consent of Sidley  Austin Brown & Wood LLP (included in Exhibit
                5.1 and Exhibit 8).

Consent  23.2   Consent of Counsel of  Hartford Life Insurance Company (included in Exhibit 5.2).















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                                   SIGNATURES


         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


                                        HARTFORD LIFE INSURANCE COMPANY
                                        (REGISTRANT)

DATE: OCTOBER 10, 2005                  BY:   /s/ JEFFREY L. JOHNSON
                                        ----------------------------------------
                                        Name:     Jeffrey L. Johnson
                                        Title:    Assistant Vice President














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                                  EXHIBIT INDEX



  EXHIBIT
  NUMBER                                      DESCRIPTION
  ------                                      -----------

Exhibit 5.1     Opinion of Sidley Austin Brown & Wood LLP.

Exhibit 5.2     Opinion of Counsel of Hartford Life Insurance Company.

Exhibit 8       Opinion of Sidley Austin Brown & Wood LLP.

Consent 23.1    Consent of Sidley  Austin Brown & Wood LLP (included in Exhibit
                5.1 and Exhibit 8).

Consent  23.2   Consent of Counsel of Hartford Life Insurance Company (included in Exhibit 5.2).